UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

11/30

Date of reporting period: 5/31/13

Item 1.  Reports to Stockholders.

Mariner Hyman Beck Fund

Class A Shares (Symbol: MHBAX)

Class C Shares (Symbol: MHBCX)

Class I Shares (Symbol: MHBIX)

Semi-Annual Report

May 31, 2013

1-855-542-4MHB (4642)

Distributed by Northern Lights Distributors, LLC

Member FINRA

Mariner Hyman Beck Fund

Dear Shareholder,

For the six month period of December 1, 2012 to May 31, 2013 the Mariner Hyman Beck Fund experienced positive performance of+ 3.89%.   The short term fixed income portion included investments in money-market funds, US Treasuries , US Agencies and Investment grade bonds.  For the managed futures portion of the strategy, the Fund was implemented with an investment in Global Diversified Managed Futures Portfolio managed by Hyman Beck & Company. This portion of the portfolio had positive performance in the currency, metal, soft and stock indices sectors.  Sector of negative performance contribution included: The energy, Agricultural and fixed income sectors.  Below is the performance highlights by month.

With the countdown to the looming fiscal cliff issue coming to a close in December, the US dollar experienced strength in the final weeks of 2012. The Japanese yen reached multi‐year lows by month’s end amid expectation of drastic monetary stimulus under their newly elected leadership. The portfolio experienced a considerable portion of its profits due to the deteriorating Japanese currency through the portfolio’s short positions against the Yen across all currency pairs.  With the Japanese Yen hitting multi‐year lows, the Nikkei 225 Index (1) lifted to recent new highs as a weakened yen supported optimism for the nation’s export industries.  Long  (2) positions of the Nikkei 225 Index lead performance in the stocks sector of the portfolio.

January was an eventful month as significant price moves across a broad range of market sectors led to positive performance for the portfolio.  Washington’s avoidance of the fiscal cliff coupled with positive economic data easing concerns on Eurozone and Chinese productivity, helped bolster global equity markets to new highs. The Japanese Yen weakened substantially against all major currencies as the Bank of Japan outlined a new policy to implement a 2 percent inflation target in an effort to reverse the deflationary malaise gripping its economy.  The currency sector was responsible for considerable profits in January. The portfolio gains were led by Euro crosses (3), long EUR/GBP, EUR/JPY and EUR/USD. Gains for the month were also considerable on short  (4) Japanese yen crosses, primarily short JPY/USD and JPY/AUD.

Performance in February was disappointing as losses in the currency, Interest Rate and energy markets outweighed gains from the soft commodity and stock index sectors. A stream of strong earnings reports helped the Dow Jones  industrials (5) and their fifth straight week of gains by closing above 14,000 for the first time since 2007. The U.S. trade deficit shrank to its lowest point in almost three years as a result of record oil exports and the approaching March 1 deadline for implementation of the sequestered federal budget cuts began to get renewed investor attention.   The currency sector experienced the largest loss for the portfolio in February. Euro prices plummeted during the month as Italian elections became tense with such a tight race, dividing the voters, and seeming to have rekindled the European crisis due to all of the looming uncertainty. The portfolio losses were led by outright EUR/USD positions, followed by USD/NOK, EUR/JPY, and USD/CHF pairs. Performance was positive across the entire softs sector on short positions in coffee, sugar and cocoa, as well as long positions in cotton. Coffee prices fell to near multiyear lows in February due to raised supply forecasts for the current season.

Performance in March was positive as gains from the commodity and stock index complexes slightly outweighed losses in the currency and short term interest rate sectors. Global stock markets continued to rise during March and new record highs were set in the US.  Strong US economic numbers, the avoidance of a government shutdown and news that the Federal Reserve will continue its current level of bond purchases all fueled the optimism.   The Portfolio was positioned in the metals sector, both base and precious, from the short side in March. Losses in gold, lead, and platinum were offset by gains in aluminum, copper, silver, and zinc. Palladium, the lone long position in the complex, continued to trend higher and the portfolio benefited from long positions.

Performance in April was positive as gains in the metals, currency, and stock indices sectors outweighed losses from the energy and soft commodity complexes. Metals continued to fall during April, led by gold’s precipitous drop on concerns of potential Cypriot sales. Currency gains for April were led by weakness in the Japanese Yen as the government remained committed to its inflationary target. Global stock indices continued their rally higher throughout the month as favorable earnings reports and stronger jobs data in the U.S. continued the positive momentum. Short positions in the metals sector and long  Global stock indices positions  provided the portfolio with gains in April.   The portfolio experienced losses on long positions in various global bond markets.   Losses were incurred on  short positions in Australian Treasury Bonds and U.S. Treasury Bonds early in the month after a worse-than-expected U. S. jobs report had investors fretting over a possible slowdown in growth.

Performance in May was negative as losses from the fixed income sectors outweighed gains from the currency, commodity and stock indices complexes. The global bond markets experienced losses as yields pushed higher. In the US yields rose to the highest levels in 12 months during May as stronger than expected business activity data fanned worries the Federal Reserve might slow down bond purchases. Currency gains for May were led by weakness in the Japanese Yen.   Gains were experienced in the grain sector during the month.   Gains on short positions in wheat offset losses from the corn and soybean market in May amid speculation that global production in wheat would surge to a record in the new  crop year.   Bonds around the world fell sharply as the U.S. jobless rate hit a 4-year low and other signs of an improving global economy decreased demand for safer assets. Significant strength in equities also played a role in attracting assets away from the fixed income markets. The portfolio experienced losses on long positions in various global bond markets and gains on long positions in global stock indices during May.

We thank you for your support of the Mariner Hyman Beck Fund.

Sincerely,

Annette A. Cazenave

CEO, RJO Investment Management, LLC

(1)

Nikkei 225 is a price weighted stock market index for the Tokyo stock exchange. It is comprised of 225 of Japan’s top Blue Chip stocks (firms)

(2)

Long position:  entering the market with a purchase

(3)

Crosses:  Foreign currency positions vs. another foreign  currency positions held (non-US dollar)

(4)

Short Position: entering the market with a sale

(5)

Dow Industrials: Stock Index comprised of 30 U.S. Blue Chip stocks  (firms)

1556-NLD-07/09/2013

MARINER HYMAN BECK FUND
PORTFOLIO REVIEW (Unaudited)
May 31, 2013

The fund's performance figures* for the period ending May 31, 2013, compared to its benchmarks:
			Annualized
			Since Inception
	Six Month	One Year	December 16, 2011
Mariner Hyman Beck Fund - Class A	3.89%	(9.20)%	(6.41)%
Mariner Hyman Beck Fund - Class A with load **	(1.84)%	(14.18)%	(9.96)%
Mariner Hyman Beck Fund - Class C	3.44%	(9.99)%	(6.90)%
Mariner Hyman Beck Fund - Class I	4.12%	(9.00)%	(6.27)%
The Barclay BTOP50 Index ***	2.45%	(1.64)%	(0.28)%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-855-542-4642.

** Fund return is calculated using the maximum sales charge of 5.50%.

*** The Barclay BTOP50 Index ("BTOP50 Index") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe.

Holdings by type of investment		% of Net Assets
Money Market Fund		54.3%
Bonds & Notes		44.2%
Alternative Investments		9.9%
Commercial Paper		3.3%
Liabilities Less Other Assets		(11.7)%
		100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this semi-annual report for a detailed analysis of the Fund's holdings.

Mariner Hyman Beck Fund
Consolidated Portfolio of Investment (Unaudited)
May 31, 2013

					Value
		ALTERNATIVE INVESTMENT - 9.9%
		Global Diversified Managed Futures Portfolio LLC (Cost - $479,000) (a) *			$ 442,107

Principal Amount ($)			Coupon Rate (%)	Maturity
		BONDS & NOTES - 44.2%
		BANKS - 2.8%
127,000		Citigroup, Inc.	5.8500	7/2/2013	127,507

		ELECTRIC - 8.1%
190,000		Consolidated Edison Co. of New York, Inc.	3.8500	6/15/2013	190,137
173,000		NextEra Energy Capital Holdings, Inc.	5.3500	6/15/2013	173,236
					363,373
		FOOD - 3.2%
145,000		HJ Heinz Co.	5.3500	7/15/2013	145,578

		INSURANCE - 3.4%
150,000		Allstate Corp.	7.5000	6/15/2013	150,282

		U.S. GOVERNMENT AGENCY - 26.7%
300,000		Federal Home Loan Banks	0.6000	6/17/2016	299,545
300,000		Federal Home Loan Banks	0.7500	6/24/2016	299,865
300,000		Federal Home Loan Mortgage Corp. (b)	0.6250	8/21/2015	300,157
300,000		Federal National Mortgage Association (b)	0.5200	8/27/2015	299,692
					1,199,259

		TOTAL BONDS & NOTES (Cost - $1,988,333)			1,985,999

		SHORT-TERM INVESTMENTS - 57.6%
		COMMERCIAL PAPER - 3.3%	Yield (%) (c)
150,000		Aetna, Inc. (d)	0.3500	6/17/2013	149,977

Shares		MONEY MARKET FUND - 54.3%
2,436,189		Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I 0.08% (a,e)			2,436,189

		TOTAL SHORT-TERM INVESTMENTS (Cost - $ 2,586,166)			2,586,166

		TOTAL INVESTMENTS - 111.7% (Cost - $5,053,499) (f)			$ 5,014,272
		LIABILITIES LESS OTHER ASSETS - (11.7) %			(524,800)
		NET ASSETS - 100.0%			$ 4,489,472

	*	Non-income producing investment.
	(a)	All or part of this instrument is a holding of MHB Fund Limited.
	(b)

Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corporation and The Federal National Mortgage Association currently operates under a federal conservatorship.

	(c)	Represents annualized yield at date of purchase for discount securities and coupon for coupon based securities.
	(d)

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013 these securities amounted to  $149,977 or 3.3% of net assets.

	(e)	Variable rate security. Interest rate is as of May 31, 2013.
	(f)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $5,053,499 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized Appreciation:		$ -
			Unrealized Depreciation:		(39,227)
		Net Unrealized Depreciation:			$ (39,227)

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Hyman Beck Fund
Consolidated Statement of Assets and Liabilities (Unaudited)
May 31, 2013

ASSETS
Investment securities:
At cost	$ 5,053,499
At value	$ 5,014,272
Receivable due from advisor	20,471
Interest receivable	19,981
Receivable for Fund shares sold	2,591
Prepaid expenses and other assets	58,782
TOTAL ASSETS	5,116,097

LIABILITIES
Payable for investments purchased	600,000
Fees payable to other affiliates	21,766
Distribution (12b-1) fees payable	902
Payable for Fund shares redeemed	295
Accrued expenses and other liabilities	3,662
TOTAL LIABILITIES	626,625
NET ASSETS	$ 4,489,472

NET ASSETS CONSIST OF:
Paid in capital	$ 4,550,194
Accumulated net investment loss	(21,486)
Accumulated net realized loss on investments	(9)
Net unrealized depreciation of investments	(39,227)
NET ASSETS	$ 4,489,472

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$ 3,931,044
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	432,993
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 9.08
Maximum offering price per share (maximum sales charge of 5.50%) (a,b)	$ 9.61

Class C Shares:
Net Assets	$ 3,516
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	390
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 9.01

Class I Shares:
Net Assets	$ 554,912
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	61,011
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 9.10

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(b) On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Hyman Beck Fund
Consolidated Statement of Operations (Unaudited)
For the Six Months Ended May 31, 2013

INVESTMENT INCOME
Interest (net of foreign withholding tax of $2)	$ 1,371

EXPENSES
Investment advisory fees	9,775
Distribution (12b-1) fees:
Class A	1,935
Class C	36
Registration fees	35,726
Transfer agent fees	29,330
Administrative services fees	21,176
Accounting services fees	19,447
Legal fees	15,232
Audit fees	8,957
Compliance officer fees	8,814
Trustees fees and expenses	4,191
Shareholder reporting expenses	2,988
Custodian fees	2,493
Other expenses	997
TOTAL EXPENSES	161,097

Less: Fees waived and expenses reimbursed by the Advisor	(141,155)

NET EXPENSES	19,942

NET INVESTMENT LOSS	(18,571)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from Investments	(9)
Net change in unrealized appreciation (depreciation) from Investments	29,119
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	29,110

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 10,539

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Hyman Beck Fund
Consolidated Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Period Ended
	May 31, 2013	November 30, 2012 (a)
	(Unaudited)
FROM OPERATIONS
Net investment loss	$ (18,571)	(2,920)
Net realized loss from investments	(9)	-
Net change in unrealized appreciation (depreciation) on investments	29,119	(68,346)
Net increase (decrease) in net assets resulting from operations	10,539	(71,266)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,000,053	84,441
Class C	-	20,800
Class I	100,000	550,150
Redemption fee proceeds:
Class A	211	1
Class C	1	-
Class I	61	-
Payments for shares redeemed:
Class A	(114,392)	(24,200)
Class C	(11,177)	(5,700)
Class I	-	(50,050)
Net increase in net assets from shares of beneficial interest	3,974,757	575,442

TOTAL INCREASE IN NET ASSETS	3,985,296	504,176

NET ASSETS
Beginning of Period	504,176	-
End of Period^	$ 4,489,472	$ 504,176
^Includes undistributed net investment loss of:	$ (21,486)	$ (2,915)

SHARE ACTIVITY
Class A:
Shares Sold	439,449	8,470
Shares Redeemed	(12,506)	(2,420)
Net increase in shares of beneficial interest outstanding	426,943	6,050

Class C:
Shares Sold	-	2,202
Shares Redeemed	(1,242)	(570)
Net increase (decrease) in shares of beneficial interest outstanding	(1,242)	1,632

Class I:
Shares Sold	11,001	55,015
Shares Redeemed	-	(5,005)
Net increase in shares of beneficial interest outstanding	11,001	50,010

(a)	The Mariner Hyman Beck Fund commenced operations on December 16, 2011.

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Hyman Beck Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period (a)

	Class A				Class C			Class I
	For the Six		For the Period		For the Six		For the Period	For the Six		For the Period
	Months Ended		Ended		Months Ended		Ended	Months Ended		Ended
	May 31, 2013		November 30, 2012		May 31, 2013		November 30, 2012	May 31, 2013		November 30, 2012
	(Unaudited)				(Unaudited)			(Unaudited)

Net asset value, beginning of period	$ 8.74		$ 10.00		$ 8.71		$ 10.00	$ 8.74		$ 10.00

Activity from investment operations:
Net investment loss (b)	(0.09)		(0.06)		(0.11)		(0.10)	(0.07)		(0.13)
Net realized and unrealized
gain (loss) on investments	0.43		(1.20)		0.41		(1.19)	0.43		(1.13)
Total from investment operations	0.34		(1.26)		0.30		(1.29)	0.36		(1.26)

Paid-in-Capital From Redemption Fees	0.00	(c)	0.00	(c)	0.00	(c)	-	0.00	(c)	-

Net asset value, end of period	$ 9.08		$ 8.74		$ 9.01		$ 8.71	$ 9.10		$ 8.74

Total return (d,e)	3.89%		(12.60)%		3.44%		(12.90)%	4.12%		(12.60)%

Net assets, at end of period (000s)	$ 3,931		$ 53		$ 4		$ 14	$ 555		$ 437

Ratio of gross expenses to average net assets (f,g)
	13.46%		251.19%		33.08%		235.35%	22.75%		88.13%
Ratio of net expenses to average net assets (f)
	2.00%		0.71%		2.75%		1.16%	1.75%		1.63%
Ratio of net investment loss to average net assets (f)
	(1.88)%		(0.60)%		(2.63)%		(1.05)%	(1.63)%		(1.50)%

Portfolio Turnover Rate (e)	123%		0%		123%		0%	123%		0%

(a)	The Mariner Hyman Beck Fund commenced operations on December 16, 2011.
(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(c) Represent less than $0.01 per share.
(d)	Total returns shown exclude the effect of applicable sales charges.
(e) Not Annualized.
(f) Annualized.
(g)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Hyman Beck Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

May 31, 2013

1.

ORGANIZATION

The Mariner Hyman Beck Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective is income and capital appreciation. The Fund commenced operations on December 16, 2011.

The Fund currently offers three classes of shares: Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.50%. Class C and Class I shares and are offered at net asset value.  Each class of shares of the Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are normally allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.   In unusual circumstances, instead of valuing securities in the usual manner, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Investments in open-end investment companies are valued at net asset value. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

MHB Fund Limited (“MHB Ltd.”)  is a wholly-owned and controlled foreign subsidiary of the Fund that invests in Global Diversified Managed Futures Portfolio LLC (“GDMF”) which operates as a commodity investment pool. RJO Investment Management, LLC (the “Advisor”) fair values MHB Ltd. daily. The daily valuation is based on the current positions held by the commodity trading advisor’s (“CTA’s”) which trade on behalf of GDMF. The Advisor calculates an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA. The Advisor receives a daily CTA estimated profit and loss figure from the CTA and accounting agent which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing prices of the underlying holdings and speaking with the CTA or accounting agent to further review valuation. The Advisor then makes a final determination on the fair value the CTA, using the Advisor’s estimate. The Advisor’s

Mariner Hyman Beck Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2013

fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the

Mariner Hyman Beck Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2013

marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of May 31, 2013 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Alternative Investment	$ -	$ 442,107	$ -	$ 442,107
Bonds & Notes *	-	1,985,999	-	1,985,999
Commercial Paper	-	149,977	-	149,977
Money Market Funds	2,436,189	-	-	2,436,189
Total	$ 2,436,189	$ 2,578,083	$ -	$ 5,014,272

* Refer to the Consolidated Portfolio of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MHB Ltd. MHB Ltd. has an investment in GDMF. GDMF is a Delaware Limited liability company, which operates as a commodity investment pool. GDMF uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled “managed futures” programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more CTAs registered with the U.S. Commodity Futures Trading Commission. Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contract, and other derivative instruments. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in MHB Ltd., which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in MHB Ltd. is as follows:

	Inception Date of MHB Ltd.	MHB Net Assets at May 31, 2013	% Of Total Net Assets at May 31 ,2013
MHB Ltd.	7/30/2012	$447,112	9.96%

As of May 31, 2013, The MHB Ltd. held a 21.20% ownership in GDMF.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually in December. Distributable net realized capital gains, if any, are declared and distributed annually in December.  Dividends from net investment income and distributions from net realized gains are recorded on ex

Mariner Hyman Beck Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2013

dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2012 or expected to be taken in the Fund’s 2013 return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, MHB Ltd. is an exempted Cayman investment company. MHB Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MHB Ltd. is a CFC and as such is not subject to U.S. income tax. However, a portion of MHB Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the six months ended May 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to $3,252,195 and $901,032, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. RJO Investment Management, LLC, serves as the Fund’s investment advisor. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the

Mariner Hyman Beck Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2013

Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.96% of the Fund’s average daily net assets

The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 2.00%, 2.75% and 1.75% for Class A, Class C and Class I, respectively; until at least March 31, 2014, and then will not exceed 3.00%, 3.75% and 2.75% for Class A, Class C and Class I, respectively; until at least March 31, 2023, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This voluntary limitation may be discontinued without notice at any time.  For the six months ended May 31, 2013, the Advisor waived fees in the amount of $141,155. As of May 31, 2013 the Advisor may recapture $206,079 and $141,155 through November 30, 2015 and 2016, respectively.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the six months ended May 31, 2013, pursuant to the Plan, Class A and Class C shares paid $1,935, and $36, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. The Distributor is an affiliate of GFS. During the six months ended May 31, 2013, the Distributor received $2,033 in underwriting commissions for sales of Class A shares of which $183 was retained by the principal underwriter or other affiliated broker-dealers.

Each Trustee who is not an interested person of the Trust or Adviser will receive a quarterly fee of $4,000, allocated to all Funds in the trust, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman receives a $4,000 additional annual fee.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS would receive customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom would receive customary fees from the Fund.

5. REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than thirty days. The redemption fee is paid directly to the Fund from which the redemption is made.  For the six months ended May 31, 2013, the Fund assessed $211, $1 and $61 for Class A, Class C and Class I, respectively.

Mariner Hyman Beck Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

May 31, 2013

6. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds currently invest a portion of its assets in Fidelity Institutional Money Market Fund. The Fund may redeem its investment from the Fidelity Institutional Money Market Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Fund.  The financial statements of the Fidelity Institutional Money Market Fund may invest in Certificates of Deposit, Commercial Paper, Repurchase agreements, US Government and Agency Debt, including the portfolio of investments, can be found at Fidelity website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of May 31, 2013 the percentage of the Fund’s net assets invested in the Fidelity Institutional Money Market Fund was 54.3%.

7.  TAX COMPONENTS OF CAPITAL

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
Ordinary	Long-Term	Carry	& Late year	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ (2,915)	$ (68,346)	$ (71,261)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such late year losses as follows:

Losses
$ 2,915

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the period ended November 30, 2012, as follows:

Paid in	Undistributed Net
Capital	Investment Income
$ (5)	$ 5

8. RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Mariner Hyman Beck Fund

EXPENSE EXAMPLES (Unaudited)

May 31, 2013

As a shareholder of the Mariner Hyman Beck Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Mariner Hyman Beck Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2012 through May 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Mariner Hyman Beck Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Actual	Annualized Expense Ratio	Beginning Account Value 12/1/12	Ending Account Value 5/31/13	Expense Paid During Period* 12/1/12 – 5/31/13
Class A	2.00%	$1,000.00	$1,038.90	$10.17
Class C	2.75%	$1,000.00	$1,034.40	$13.95
Class I	1.75%	$1,000.00	$1,041.20	$ 8.91

Hypothetical (5% return before expenses)	Annualized Expense Ratio	Beginning Account Value 12/1/12	Ending Account Value 5/31/13	Expense Paid During Period* 12/1/12 - 5/31/13
Class A	2.00%	$1,000.00	$1,014.96	$10.05
Class C	2.75%	$1,000.00	$1,011.22	$13.79
Class I	1.75%	$1,000.00	$1,016.21	$ 8.80

*       Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT*

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on August 11, 2011, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement (“Investment Advisory Agreement”) between the Trust, on behalf of the Mariner Hyman Beck Fund (the “Fund”) and RJO Investment Management, LLC (“RJO” or the “Advisor”).

In advance of the August 11, 2011, meeting, the Board requested and received materials to assist them in considering the Investment Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Investment Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Investment Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to the Advisor (including due diligence questionnaires completed by the Advisor, the Advisor’s Forms ADV, select financial information of the Advisor, bibliographic information regarding the Advisor’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement with respect to the Fund.  The Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Investment Advisory Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.  In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by RJO related to the proposed Investment Advisory Agreement with the Trust, including RJO’s ADV, a description of the manner in which investment decisions will be made and executed, a review of the professional personnel performing services for the Fund, including the team of individuals that would be primarily responsible for monitoring and executing the investment process.  The Board discussed the extent of RJO’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  Additionally, the Board received satisfactory responses from representatives of RJO with respect to a series of important questions, including: whether RJO was involved in any lawsuits or pending regulatory actions; whether RJO’s management of other accounts would conflict with its management of the Fund; and whether RJO has procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided by RJO of its practices for monitoring compliance with the Fund’s investment limitations, noting that the Advisor would periodically review the portfolio managers’ performance of their duties to ensure compliance under the Advisor’s compliance program.  The Board then reviewed the capitalization of RJO based on information provided by and representations made by RJO and concluded that RJO was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund.

The Board concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Advisor to the Fund were satisfactory.

Performance.   As both the Advisor and Fund were newly formed and the Advisor does not manage any other fund or separate account in the same strategy as the Fund, the Board was not able to consider the past performance of the Advisor in its evaluation.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by the Advisor, the Board reviewed and discussed a comparison of the fund management fee and overall expense ratio to a peer group of funds constructed by the Advisor with similar investment objectives and strategies. The Board also considered any fall-out benefits likely to accrue to the Advisor or its affiliates from their relationship with the Fund. The Board reviewed the contractual arrangements for the Fund, which stated that the Advisor had agreed to waive or limit its management fee and/or reimburse expenses at least until March 31, 2014, to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00%, 2.75%, and 1.75%, of the Fund’s average net assets, for Class A, Class C, and Class I shares, respectively, and found such arrangements to be beneficial to shareholders.  The Board concluded that, based on the experience and expertise of the personnel of the Advisor, particularly the portfolio managers, and the services to be provided to the Fund by the Advisor, the fees to be charged by the Advisor were fair and reasonable.  The Board concluded that the advisory fees and expense cap for the Fund were fair and reasonable.

Profitability.   The Board also considered the level of profits that could be expected to accrue to the Advisor with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of the Advisor provided by the Advisor.  With respect to the Advisor, the Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from the Advisor’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, the Advisor’s expectations for growth of the Fund.  The Board noted that the start-up phase of a fund may be too soon to properly evaluate all of the economies and concluded that any material economies of scale would not be achieved in the near term.

Conclusion.  Having requested and received such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Privacy Policy

                                               Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-542-4MHB (4642), or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-542-4MHB (4642).

INVESTMENT ADVISOR

RJO Investment Management, LLC

222 S. Riverside Plaza, Suite 900

Chicago, IL 60606

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/Kevin E. Wolf

       Kevin E. Wolf, President

Date

8/8/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

               Kevin E. Wolf, President

Date  8/8/13

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

8/8/13